Exhibit 99

RETIREMENT AGREEMENT

This Retirement Agreement (“Agreement”), dated as of July 20, 2011 (the “Execution Date”), is entered into by and between Kathleen Guion (“Executive”) and Dollar General Corporation (the “Company”).

WHEREAS, Executive and the Company entered into an Employment Agreement, dated as of April 1, 2009 (the “Employment Agreement”); and

WHEREAS, Executive currently holds options to purchase common stock of the Company (“Options”) pursuant to that certain Management Stockholder’s Agreement with the Company dated July 6, 2007 (the “MSA”) and that certain Stock Option Agreement with the Company dated July 6, 2007 (the “Option Agreement”), as applicable, in each case as amended through the date hereof; and

WHEREAS, Executive has indicated her intent to voluntarily retire from the Company, effective as of July 31, 2012 (the “Retirement Date”); and

WHEREAS, effective as of the Retirement Date, Executive’s employment with the Company shall terminate as a result of her voluntary resignation as described in Section 10 of the Employment Agreement, and, as a result, the Employment Agreement shall not be renewed or extended beyond the Retirement Date; and

WHEREAS, Executive and the Company desire to memorialize the understandings regarding Executive’s retirement from employment with the Company, the terms of her employment through the Retirement Date, the transition of her current duties, and her role and responsibilities with the Company through the Retirement Date.

NOW, THEREFORE, in consideration of the recitals, promises, and other good and valuable consideration specified herein, the receipt and sufficiency of which are hereby acknowledged, Executive and the Company, on behalf of all their successors and assigns, agree as follows:

1.	RESPONSIBILITIES, PAYMENTS AND BENEFITS

In consideration for Executive entering into this Agreement, specifically including the General Release (defined in Section 2.1 below and attached hereto as Appendix A) and other restrictive covenants identified herein, the Company will provide to Executive the following amounts at the times and periods specified in this Section:

1.1 Change in Duties and Title.

(a) Effective December 31, 2011, and through the Retirement Date, Executive shall serve as Executive Vice President, Strategic Planning and Real Estate, reporting to the Chief Executive Officer (the “CEO”). The Company shall continue to provide Executive with (i) payment of her current Base Salary, in accordance with the Company’s normal payroll practices, and (ii) except as provided in 1.1(b) and 1.2(c) below, continued coverage under all employee benefit plans and provision of all welfare, pension and fringe benefits to which Executive was entitled to receive thereunder immediately prior to the date of this Agreement.  Executive shall be required to attend to her duties in person, via teleconference, via e-mail or otherwise as she and the CEO deem necessary and appropriate to accomplish them; provided, however, that Executive shall attend in person at least two Real Estate Committee meetings per month unless the meetings are otherwise cancelled or unless the CEO otherwise directs.  The Company acknowledges and agrees that Executive will perform much of her responsibilities on the road or from her home in Texas or elsewhere, and the Company will provide reimbursement for reasonable travel expenses necessary for her to perform her responsibilities in accordance with its applicable policies.

(b) Teamshare Bonus Payments.  The Company will pay to Executive an annual bonus, if any, in respect of the Company’s fiscal year ending February 3, 2012, under and pursuant to the terms of the Company’s annual “Teamshare” incentive plan as if Executive had continued in her role of Division President through such year.  Such payment, less any applicable withholdings or deductions, shall be made to Executive at such time as the Company pays such bonuses to its other senior executives under such plan.  Following such fiscal year, Executive shall not be entitled to any payment under the FY 2012 Teamshare bonus plan or any other Company bonus plan.

(c) Accrued Rights.  Promptly following the Retirement Date, the Company will pay to Executive a lump sum payment equal to the sum of (i) any unpaid Base Salary accrued through the Retirement Date and (ii) the amount of any unreimbursed business expenses incurred by Executive in accordance with Company policy prior to the Retirement Date.  Executive shall also be entitled to any other vested and accrued benefits under the Company’s retirement plan.

1.2 Treatment of Stock and Options.

(a) Vesting and Exercisability.  With respect to the outstanding Options held by Executive as of the date hereof, if Executive remains employed through the Retirement Date, any remaining unvested Time Options and Performance Options (each as defined in the Option Agreement) shall vest and become exercisable, if at all, in accordance with the terms of the Option Agreement. Notwithstanding Section 3.2 of the Option Agreement, which is amended effective as of the Retirement Date conditioned upon Executive’s  remaining employed by the Company through the Retirement Date, all of Executive’s Options that are vested as of the Retirement Date  shall remain exercisable until (and may not be exercised at any time after) July 31, 2015.

(b) Continued Effectiveness of Equity Agreements.  Except as otherwise provided herein, nothing in this Section 1.2 shall be construed to amend, alter, revise or change any other terms or conditions of the Option Agreement, which shall continue in full force and effect in accordance with its terms as in effect as of the Retirement Date.  Conditioned upon Executive’s remaining employed by the Company through the Retirement Date, effective as of the Retirement Date the MSA shall terminate and be of no further force and effect, such that neither Executive nor the Company shall have any further rights or obligations thereunder, and as of such date, the Option Agreement shall be deemed amended to remove all references to the MSA contained in the Option Agreement.

(c) Ineligibility to Participate in any 2012 Equity Grants.  Employee acknowledges and agrees that Employee shall not be eligible to receive any stock option or other equity incentive awards that the Company may grant to its officers or other employees in 2011 or 2012.

1.3 Financial Counseling Services.  The Company shall continue to pay for Executive’s personal financial counseling services to be provided by The Ayco Co., LP, in accordance with the Company’s policy in respect thereof through April 15, 2013.

1.4 Tax Withholding.  The Company may withhold from any amounts payable in cash under this Agreement such Federal, state and local income, employment and other taxes as may be required to be withheld in respect of any payment and/or any benefit provided for under this Agreement pursuant to any applicable law or regulation.

2.	RELEASES; EXECUTIVE REPRESENTATIONS

2.1 General Release.  For and in consideration of the benefits described in Section 1 of this Agreement, Executive hereby agrees to execute a general release of all claims against the Company, its successors and assigns, in the form attached as Exhibit A hereto (the “General Release”) on or before Executive’s Retirement Date. Company’s obligations hereunder are conditioned upon execution by Executive of the General Release and its full force and effect without revocation.

2.2 Full Satisfaction of Potential Claims.  Executive hereby acknowledges and agrees that, if she remains employed through the Retirement Date, her receipt and satisfaction of all payments and benefits provided in this Section 1 of this Agreement will constitute full and final payment, accord and satisfaction of any and all potential claims described in the General Release (as defined in Section 2 of this Agreement) against the Company and that she will not be entitled to any of the other payments or benefits described in the Employment Agreement, including those described in Sections 11 or 12.

2.3 Executive’s Representations and Warranties.  Executive represents that Executive has read carefully and fully understands the terms of this Agreement, and that Executive has been advised to consult with an attorney and has availed herself of the opportunity to consult with an attorney prior to signing this Agreement.  Executive acknowledges and agrees that Executive is executing this Agreement willingly, voluntarily and knowingly, of Executive’s own free will, in exchange for the payments and benefits described in Section 1 of this Agreement, and that Executive has not relied on any representations, promises or agreements of any kind made to Executive in connection with Executive’s decision to accept the terms of this Agreement, other than those set forth in this Agreement.  Executive further acknowledges, understands, and agrees that as of the Retirement Date, Executive’s employment with the Company and its subsidiaries will be terminated, that the provisions of Section 1 of this Agreement are in lieu of any and all payments and benefits to which Executive may otherwise be entitled to receive pursuant to the Employment Agreement or any other separation pay plan or policy of the Company and its subsidiaries.  Executive understands that, except as otherwise expressly provided for under this Agreement, Executive will not be entitled to any payments or benefits under this Agreement until the seven (7) day revocation period provided for under the General Release in respect of each applicable General Release executed by Executive has passed, and then, only if Executive has not revoked the applicable General Release.  If Executive revokes the General Release, this Agreement shall be null and void.

3.	CONTINUING EFFECTIVENESS OF RESTRICTIVE COVENANTS IN EMPLOYMENT AGREEMENT

Executive agrees and acknowledges that, except as may be expressly otherwise agreed by the parties hereto in writing, the restrictive covenants set forth in Sections 15-19 of the Employment Agreement shall continue in full force and effect following the Retirement Date, pursuant to their terms.

4.	GOVERNING LAW

This Agreement and the General Release shall each be governed and interpreted in accordance with and enforced in all respects pursuant to the laws of the State of Tennessee, irrespective of the choice of law rules of that or any other state.

5.	SEVERABILITY

If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement or the remaining portion of a partially invalid provision, which shall remain in force, and the provision in question shall be modified by the court so as to be rendered enforceable.

6.	CONSTRUCTION

Each party and its counsel have reviewed this Agreement and the General Release and have been provided the opportunity to review this Agreement and the General Release and accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or the General Release.  Instead, the language of all parts of this Agreement and the General Release shall be construed as a whole, and according to their fair meaning, and not strictly for or against either party.

7.	ACCEPTANCE AND EFFECTIVENESS

This Agreement shall become effective immediately upon Executive’s execution of this Agreement.

8.	ENTIRE AGREEMENT; COUNTERPARTS

(a) Entire Agreement.  Except as provided herein, the terms of the Employment Agreement, the Stock Option Agreement and the MSA, remain in full force and effect.

(b) Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signatures on next page.]

[SIGNATURE PAGE FOR RETIREMENT AGREEMENT]

Dated:	7/20/2011	DOLLAR GENERAL CORPORATION

		By:	/s/ Rick Dreiling

		Title:	Chairman and CEO

EXECUTIVE

Dated:	July 20, 2011	/s/ Kathleen Guion

Exhibit A

GENERAL RELEASE

Addendum to Retirement Agreement with Kathleen Guion

RELEASE AGREEMENT

THIS RELEASE (“Release”) is made and entered into by and between Kathleen Guion (“Employee”) and DOLLAR GENERAL CORPORATION, and its successor or assigns (“Company”).

WHEREAS, Employee and the Company have entered into that certain Retirement Agreement, dated as of July [__], 2011 (“Agreement”), in which the form of this Release is incorporated by reference; and

WHEREAS, Employee and Company desire to delineate their respective rights, duties and obligations attendant to Employee’s retirement and desire to reach an accord and satisfaction of all claims arising from Employee’s employment, and termination of employment, with appropriate releases, in accordance with the Agreement;

WHEREAS, the Company desires to compensate Employee in accordance with the Agreement for service Employee has provided and/or will provide for the Company;

NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth in this Release, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.   Claims Released Under This Agreement.

In exchange for receiving the benefits described in Section 1 of the Agreement, Employee hereby voluntarily and irrevocably waives, releases, dismisses with prejudice, and withdraws all claims, complaints, suits or demands of any kind whatsoever (whether known or unknown) which Employee ever had, may have, or now has against Company and other current or former subsidiaries or affiliates of the Company and their past, present and future officers, directors, employees, agents, insurers and attorneys (collectively, the “Releasees”), arising from or relating to (directly or indirectly) Employee’s employment or the termination of employment or other events that have occurred as of the date of execution of this Agreement, including but not limited to:

(a) claims for violations of Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Equal Pay Act, the Family and Medical Leave Act, 42 U.S.C. § 1981, the Sarbanes Oxley Act of 2002, the National Labor Relations Act,  the Genetic Information Nondiscrimination Act, the Uniformed Services Employment and Reemployment Rights Act, the Labor Management Relations Act, Executive Order 11246, Executive Order 11141, the Rehabilitation Act of 1973, or the Employee Retirement Income Security Act;

(b) claims for violations of any other federal or state statute or regulation or local ordinance;

(c) claims for lost or unpaid wages, compensation, or benefits, defamation, intentional or negligent infliction of emotional distress, assault, battery, wrongful or constructive discharge, negligent hiring, retention or supervision, fraud, misrepresentation, conversion, tortious interference, breach of contract, or breach of fiduciary duty;

(d) claims to benefits under any bonus, severance, workforce reduction, early retirement, outplacement, or any other similar type plan sponsored by the Company (except for those benefits owed under any other plan or agreement covering Employee which shall be governed by the terms of such plan or agreement); or

(e) any other claims under state law arising in tort or contract.

2.   Claims Not Released Under This Agreement.

(a) In signing this Release, Employee is not releasing any claims that may arise under the terms of this Release or which may arise out of events occurring after the date Employee executes this Release.

(b) Employee also is not releasing claims to benefits that Employee is already entitled to receive under any other employee welfare or pension benefit plan covering Employee which shall be governed by the terms of such plan.  However, Employee understands and acknowledges that nothing herein is intended to or shall be construed to require the Company to institute or continue in effect any particular plan or benefit sponsored by the Company, and the Company hereby reserves the right to amend or terminate any of its benefit programs at any time in accordance with the procedures set forth in such plans.

(c) Nothing in this Release shall prohibit Employee from engaging in activities required or protected under applicable law or from communicating, either voluntarily or otherwise, with any governmental agency concerning any potential violation of the law.

3.   No Assignment of Claim.  Employee represents that Employee has not assigned or transferred, or purported to assign or transfer, any claims or any portion thereof or interest therein to any party prior to the date of this Release.

4.   Compensation.  In accordance with the Agreement and subject to Employee’s execution, without revocation, of this Release, the Company agrees to pay Employee or, if Employee becomes eligible for payments and benefits under Section 1 of the Agreement but dies before receipt thereof, Employee’s spouse or estate, as the case may be, the amounts provided in Section 1 of the Agreement.

5.   No Admission Of Liability.  This Release shall not in any way be construed as an admission by the Company or Employee of any improper actions or liability whatsoever as to one another, and each specifically disclaims any liability to or improper actions against the other or any other person.

6.   Voluntary Execution.  Employee warrants, represents and agrees that Employee has been encouraged in writing to seek advice regarding this Release from an attorney and tax advisor prior to signing it; that this Release represents written notice to do so; that Employee has been given the opportunity and sufficient time to seek such advice; and that Employee fully understands the meaning and contents of this Release. Employee further represents and warrants that Employee was not coerced, threatened or otherwise forced to sign this Release, and that Employee’s signature appearing hereinafter is voluntary and genuine. EMPLOYEE UNDERSTANDS THAT EMPLOYEE MAY TAKE UP TO TWENTY-ONE (21) DAYS TO CONSIDER WHETHER TO ENTER INTO THIS RELEASE.

7.   Ability to Revoke Agreement.  EMPLOYEE UNDERSTANDS THAT THIS RELEASE MAY BE REVOKED BY EMPLOYEE BY NOTIFYING THE COMPANY’S GENERAL COUNSEL IN WRITING OF SUCH REVOCATION WITHIN SEVEN (7) DAYS OF EMPLOYEE’S EXECUTION OF THIS RELEASE AND THAT THIS RELEASE IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD. EMPLOYEE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD THIS RELEASE WILL BE BINDING UPON EMPLOYEE AND EMPLOYEE’S ESTATE HEIRS, ADMINISTRATORS, REPRESENTATIVES, EXECUTORS, SUCCESSORS AND ASSIGNS AND WILL BE IRREVOCABLE.

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8.   Notice.  All notices and all other communications provided for herein shall be in writing and delivered personally to the other designated party, or mailed by certified or registered mail, return receipt requested, or delivered by a recognized national overnight courier service, as follows:

If to Company to:	Dollar General Corporation
Attn: General Counsel
100 Mission Ridge
Goodlettsville, TN 37072-2171
ATTN: General Counsel

If to Employee: At the most recent address listed in the records of the Company.

Acknowledged and Agreed To:

“COMPANY”

DOLLAR GENERAL CORPORATION

By:

Its:

I UNDERSTAND THAT BY SIGNING THIS RELEASE, I AM GIVING UP RIGHTS I MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THIS RELEASE.

“EMPLOYEE”

Date

WITNESSED BY:

Date

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